UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                 DATE OF EARLIEST EVENT REPORTED: APRIL 16, 2003

                          COMMISSION FILE NO.: 0-18833

                           CHESTER VALLEY BANCORP INC.
                           ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            PENNSYLVANIA                                       23-2598554
            ------------                                       ----------
    (STATE OR OTHER JURISDICTION OF                         (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NO.)


      100 E. LANCASTER AVENUE, DOWNINGTOWN, PA               19335
      ----------------------------------------               -----
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (610) 269-9700

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ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

(a) Not applicable.
(b) Not applicable.
(c) Exhibits

The following exhibit is filed herewith.

              Exhibit                          Description
              -------          --------------------------------------------
              99.1             Press Release dated April 16, 2003


ITEM 9. REGULATION FD DISCLOSURE

On April 16, 2003, Chester Valley Bancorp Inc. (the "Company") reported its earnings for the quarter ended March 31, 2003.

The information regarding the Company's results of operations and financial condition, which is required by Item 12 of Form 8-K, is being furnished herein under Item 9 pursuant to the provisions of Release 34-47583 of the U.S. Securities and Exchange Commission.

For additional information, reference is made to the Company's press release dated April 16, 2003 which is included as Exhibit 99.1 and is incorporated herein by reference thereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 Chester Valley Bancorp Inc.


Date      05/13/03               /s/ Donna M. Coughey
    ---------------------        ----------------------------------------------
                                 Donna M. Coughey
                                 President and Chief Executive Officer


Date     05/13/03                /s/ Michael J. Sexton
    ---------------------        ----------------------------------------------
                                 Michael J. Sexton
                                 Acting Chief Financial Officer